UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 19, 2005

CoBiz Inc.

(Exact name of registrant as specified in its charter)

Commission file number 000-24445

Colorado	84-0826324
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

821 17th Street Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 293-2265

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On September 19, 2005, CoBiz Inc. issued a press release announcing that its Chairman and CEO, Steve Bangert, will be presenting at the RBC Capital Markets Financial Institutions Conference in Martha’s Vineyard on Wednesday, September 21, 2005 at 9:45 a.m. ET.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference

The conference can be accessed through an audio only web cast at http://www.wsw.com/webcast/rbc33/cobz.  A printable version of the slideshow presentation will be available under the Investor Relations section of the Company’s website at www.cobizinc.com.

Item 9.01. Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibits

99.1   Press release issued September 19, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CoBiz Inc.
(Registrant)

/s/	Richard J. Dalton
Richard J. Dalton

President
Date: September 20, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued September 19, 2005.